                                                                  Exhibit 10.2.4

                 FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED
                         SENIOR SECURED CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this "Amendment"), dated as of December 14, 2001 (the "Amendment Date"), is among MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as the Borrower ("Borrower"); the Guarantors; SOCIETE GENERALE, SOUTHWEST AGENCY, as Arranger and Administrative Agent (the "Administrative Agent"); and the Lenders a party hereto.

                                    RECITALS:

     A. The Borrower; the Administrative Agent; Bankers Trust Company, as Arranger and Syndication Agent; Lehman Commercial Paper Inc., as Arranger and Documentation Agent; Wells Fargo Bank, National Association, as Documentation Agent; and the Lenders are parties to that certain Second Amended and Restated Senior Secured Credit Agreement, dated as of August 3, 1998 (the "Original Credit Agreement"), as amended by that certain First Amendment to Second Amended and Restated Senior Secured Credit Agreement dated as of March 3, 1999, as further amended by that certain Second Amendment to Second Amended and Restated Senior Secured Credit Agreement dated as of March 31, 2000, as further amended by that certain Third Amendment to Second Amended and Restated Senior Secured Credit Agreement dated as of January 1, 2001 (the Original Credit Agreement, as so amended, being referred to herein as the "Credit Agreement").

     B. The Borrower, the Administrative Agent and the Lenders party thereto executed that certain Waiver to Second Amended and Restated Senior Secured Credit Agreement (the "Waiver"), dated as of September 30, 2001.

     C. The Borrower desires that the Borrower and the Lenders amend certain financial covenants in and other provisions of the Credit Agreement as more fully set forth in this Amendment and the Lenders party hereto desire to grant such amendment subject to the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. All terms used in this Amendment, but not defined herein, shall have the meaning given such terms in the Credit Agreement.

     2. This Amendment shall become effective as of the Amendment Date if on or prior to the close of business on December 28, 2001 (the "Termination Date") the following conditions precedent have been satisfied:

        a. Documentation. The Administrative Agent shall have received
           -------------
     counterparts of this Amendment executed by the Borrower, the Guarantors and the Super

     Required Lenders.

          b. Representations and Warranties. The representations and warranties
             ------------------------------
     contained in this Amendment, and in each Credit Document shall be true and correct in all material respects both as of the Amendment Date and the date the other conditions to this Amendment's effectiveness are satisfied except for changes which individually or in the aggregate do not constitute a Material Adverse Change.

          c. No Default. No Default or Event of Default shall exist as of either
             ----------
     the Amendment Date or the date the other conditions to this Amendment's effectiveness are satisfied except for any such Default or Event of Default as is expressly waived or eliminated by this Amendment.

If this Amendment does not become effective prior to the Termination Date, this Amendment shall be null and void; provided however that the Borrower shall still
                                  --------
be obligated to reimburse Societe Generale, Southwest Agency for costs and expenses incurred in connection with this Amendment.

     3. The term "Credit Agreement" as used in the Credit Documents, shall mean the Amended Credit Agreement, as amended by this Amendment.

     4. From and after the Amendment Date, the definition of "Applicable Margin" is amended by deleting in its entirety the table set forth in such definition and replacing such table with the following table:

                  Revolving Advances and Term A Advances       Term B Advances
                  ----------------------------------------   --------------------------
                                                 Unused
                   Base Rate         LIBOR     Commitment     Base Rate        LIBOR
                    Advances       Advances       Fee          Advances       Advances
                  ------------    ----------   -----------   ------------   -----------
Level I                  0%         2.00%          .375%        1.50%         3.50%
Status
Level II               .50%         2.50%          .375%        1.50%         3.50%
Status
Level III             1.00%         3.00%          .50%         1.50%         3.50%
Status
Level IV              1.50%         3.50%          .50%         2.00%         4.00%
Status
Level V               2.00%         4.00%          .50%         2.00%         4.00%
Status

     5. From and after the Amendment Date, the definition of "EBITDA" is amended by adding the phrase ", non-cash employee compensation up to $5,000,000 per Fiscal Year in the aggregate commencing with the 2002 Fiscal Year" after the word "amortization".

     6. From and after the Amendment Date, the definition of "Maximum OPCO Loan Amount" is amended by replacing the number "5.5" with the phrase "an amount equal to (1) with respect to OPCO's EBITDA for any Rolling Period ended on or prior to June 30, 2001, 5.5, (2) with respect to OPCO's EBITDA for the Rolling Periods ended on September 30, 2001 and December 31, 2001, 6.75, (3) with respect to OPCO's EBITDA for the Rolling Period ended on March 31, 2002, 8.25,
(4) with respect to OPCO's EBITDA for the Rolling Period ended on June

30, 2002, 7.75, and (5) with respect to OPCO's EBITDA for any Rolling Period ended thereafter, 7.00".

          7. From and after the Amendment Date, the definition of "Status" is deleted in its entirety and replaced with the following:

          `"Status" means the existence of Level I Status, Level II Status,
            ------
Level III Status, Level IV Status, or Level V Status, as the case may be. As used in this definition:

               "Level I Status" exists at any date if, at such date, the
                --------------
          Leverage Ratio at the end of the preceding Rolling Period is less than 4.0;

               "Level II Status" exists at any date if, at such date, the
                ---------------
          Leverage Ratio at the end of the preceding Rolling Period is equal to or greater than 4.0 but less than 4.5;

               "Level III Status" exists at any date if, at such date, the
                ---------------
          Leverage Ratio at the end of the preceding Rolling Period is equal to or greater than 4.5 but less than 5.0;

               "Level IV Status" exists at any date if, at such date, the
                ---------------
          Leverage Ratio at the end of the preceding Rolling Period is equal to or greater than 5.0 but less than 5.5; and

               "Level V Status" exists at any date if, at such date, the
                ---------------
          Leverage Ratio at the end of the preceding Rolling Period is equal to or greater than 5.5.

               Status shall be determined and changed as of the Status Reset Date following any Fiscal Quarter; provided that if the Borrower fails
                                             -------------
          to timely provide the financial statements needed to recalculate the Leverage Ratio as required by the provisions of Section 5.05(a) prior to the 50th day following the end of any Fiscal Quarter, then Status shall automatically be reset at the Status one level higher than the Status existing immediately prior to such Status reset until such time as the Borrower provides such financial statements.'

          8. Notwithstanding the definition of "Status Reset Date" or the other provisions of the Credit Agreement to the contrary, on the Amendment Date the Status under the Credit Agreement will be reset to Level V Status and such Status shall not be reduced until the next Status Reset Date following the Amendment Date.

          9. From and after the Amendment Date, the following definitions shall be added to the Credit Agreement in the correct alphabetical order:

               "Additional Designated Senior Indebtedness" means, for the Parent
                -----------------------------------------
          and its Subsidiaries, Senior Indebtedness of the Parent and its Subsidiaries (a) which is incurred after the Fourth Amendment Date,
          (b) for which the gross proceeds are equal to or greater than $200,000,000 but do not exceed $500,000,000, (c) which is not subject to financial covenants which are materially more onerous than the terms of the Credit Documents, (d) which is not subject to non-financial covenants or terms which are materially more onerous than the terms of the Other Existing Senior Indebtedness except as expressly permitted by this Amendment, (e) which does not prohibit the Parent or any of the Parent's Subsidiaries from granting Liens on any of such Person's assets to secure the

     Obligations or any other Senior Indebtedness except as may be expressly permitted by the provisions of Section 6.11, and (f) for which the Net Cash Proceeds are used to repay the Obligations in accordance with the terms of this Agreement.

          "Base Revolver Limitation Amount" means (a) after the Amendment Date
           -------------------------------
     but prior to September 30, 2002, $375,000,000, (b) on or after September 30, 2002, but prior to June 30, 2003, $350,000,000 and (c) on and after
     June 30, 2003, $300,000,000.

          "Fourth Amendment" means Fourth Amendment to Second Amended and
           ----------------
     Restated Senior Secured Credit Agreement executed by the Borrower, the Administrative Agent and the Lenders party thereto.

          "Fourth Amendment Date" means the "Amendment Date" as such term is
           ---------------------
     used in the Fourth Amendment.

          "Non-Applied Cash Proceeds" means the difference of (a) any Net Cash
           -------------------------
     Proceeds from a Repayment Event after the Fourth Amendment Date minus (b)
                                                                     -----
     any Revolving Advances (but not in excess of the Net Cash Proceeds from such Repayment Event) requested by the Borrower within ten (10) days of such Repayment Event to make an optional prepayment of Advances as provided in Section 2.07(b).

          "Other Existing Senior Indebtedness" means the Parent's $300,000,000
           ----------------------------------
     of 9% Senior Notes with a maturity in 2008 and $200,000,000 of 9 1/8% Senior Notes with a maturity in 2011.

          "Quarterly Dividend Limitation" means:
           -----------------------------

          (a) for cash distributions paid in the Fiscal Quarter ended December 31, 2001, the cash dividends declared and already paid by the Parent on or prior to the Fourth Amendment Date.

          (b) for cash distributions paid in the Fiscal Quarters ended March 31, 2002, June 30, 2002 and September 30, 2002, the lesser of (i) $.01 per share of outstanding Parent Common Stock and (ii) $750,000.

          (c) for cash distributions paid in the Fiscal Quarter ended December 31, 2002, (i) if the Leverage Ratio at the time of such cash distribution based upon the EBITDA for the Rolling Period ended September 30, 2002 is less than 6.75 to 1.00, then $12,500,000, and (ii) if the Leverage Ratio is not so satisfied, then the lesser of (A) $.01 per share of outstanding Parent Common Stock and (B) $750,000.

          (d) for cash distributions paid in the Fiscal Quarter ended March 31, 2003, (i) if the Leverage Ratio at the time of such cash distribution based upon the EBITDA for the Rolling Period ended December 31, 2002 is less than
     6.50 to 1.00, then $12,500,000, and (ii) if the Leverage Ratio is not so satisfied, then the lesser of (A) $.01 per share of outstanding Parent Common Stock and (B) $750,000.

          (e) for cash distributions paid in the Fiscal Quarter ended June 30, 2003, (i) if the Leverage Ratio at the time of such cash distribution based upon the EBITDA for the Rolling Period ended March 31, 2003 is less than
     6.25 to 1.00, then $15,000,000, and (ii) if the Leverage Ratio is not so satisfied, then the lesser of (A) $.01 per share of outstanding Parent Common Stock and (B) $750,000.

          (f) for cash distributions paid in any Fiscal Quarter thereafter, the lesser of (i) $.01 per share of outstanding Parent Common Stock and (ii) $750,000.

          "Senior Indebtedness" of any Person means any Indebtedness of such
           -------------------
     Person and its Subsidiaries on a Consolidated basis which would be all or a part of such Person's Total Senior Indebtedness.

          "Senior Unsecured Leverage Ratio" means the ratio on any date of (a)
           -------------------------------
     the Parent's Total Senior Unsecured Indebtedness on such date to (b) the Unencumbered EBITDA of the Parent and the Parent's Subsidiaries on a Consolidated basis for the Rolling Period immediately preceding such date, as Unencumbered EBITDA is adjusted for acquisitions and dispositions in the definition of "Leverage Ratio."

          "Subordinate Indebtedness" of any Person means any Indebtedness of
           ------------------------
     such Person and its Subsidiaries on a Consolidated basis which would be all or a part of such Person's Total Subordinate Indebtedness.

          "Total Senior Unsecured Indebtedness" of any Person means all Total
           -----------------------------------
     Senior Indebtedness of such Person and its Subsidiaries on a Consolidated basis which is Unsecured Indebtedness.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

     10. From and after the Amendment Date, Sections 7.01 7.02, 7.04, 7.07 and
7.09 of the Credit Agreement are deleted in their entirety and replaced with the following in the applicable location in the Credit Agreement:

         "Section 7.01 Interest Coverage Ratio. The Parent shall maintain at
                       -----------------------
     the end of each Rolling Period for the Rolling Periods ending on the dates indicated in the following chart an Interest Coverage Ratio of not less than the amount set forth next to such dates:

          Ending Date of Rolling Period              Interest Coverage Ratio
     ---------------------------------------     ---------------------------

     September 30, 1998 through March 31, 1999           2.20 to 1.0
     June 30, 1999 through June 30, 2001                 2.50 to 1.0
     September 30, 2001                                  2.10 to 1.0
     December 31, 2001                                   1.80 to 1.0
     March 31, 2002                                      1.60 to 1.0
     June 30, 2002                                       1.50 to 1.0
     September 30, 2002                                  1.45 to 1.0
     December 31, 2002                                   1.55 to 1.0
     March 31, 2003                                      1.65 to 1.0
     June 30, 2003                                       1.75 to 1.0
     September 30, 2003                                  2.00 to 1.0
     For any Rolling Period thereafter                   2.10 to 1.0"

          "Section 7.02 Fixed Charge Coverage Ratio. The Parent shall maintain
                        ---------------------------
     at the end of each Rolling Period for the Rolling Periods ending on the dates indicated in the following chart an Fixed Charge Coverage Ratio of not less than the amount set forth next to such dates:

          Ending Date of Rolling Period          Fixed Charge Coverage Ratio
     ---------------------------------------     ---------------------------

     September 30, 1998 through March 31, 1999           1.85 to 1.0
     June 30, 1999 through June 30, 2001                 2.00 to 1.0
     September 30, 2001                                  1.50 to 1.0
     December 31, 2001                                   1.25 to 1.0
     March 31, 2002                                      1.20 to 1.0
     June 30, 2002                                       1.10 to 1.0
     September 30, 2002                                  1.15 to 1.0
     December 31, 2002                                   1.20 to 1.0
     March 31, 2003                                      1.30 to 1.0
     June 30, 2003                                       1.40 to 1.0
     September 30, 2003                                  1.50 to 1.0
     For any Rolling Period thereafter                   1.60 to 1.0"

          "Section 7.04 Leverage Ratio. The Parent shall not on any date permit
                        --------------
     the Leverage Ratio to exceed during the applicable period indicated in the following chart the amount set forth in such chart for such period:

               Applicable Period                            Leverage Ratio
     -----------------------------------------------        --------------

     prior to January 1, 2000                                 5.50 to 1.0
     from January 1, 2000 through September 30, 2001          5.30 to 1.0
     from October 1, 2001 through December 31, 2001           5.85 to 1.0
     from January 1, 2002 through March 31, 2002              6.85 to 1.0
     from April 1, 2002 through September 30, 2002            7.25 to 1.0
     from October 1, 2002 through December 31, 2002           7.10 to 1.0
     from January 1, 2003 through March 31, 2003              6.75 to 1.0
     from April 1, 2003 through June 30, 2003                 6.50 to 1.0
     from July 1, 2003 through September 30, 2003             6.00 to 1.0
     from October 1, 2003 through December 31, 2003           5.75 to 1.0
     On and after January 1, 2004                             5.50 to 1.0"

          "Section 7.07 Unsecured Interest Coverage Ratio. The Parent shall
                        ---------------------------------
     maintain at the end of each Rolling Period for the Rolling Periods ending on the dates indicated in the following chart an Unsecured Interest Coverage Ratio of not less than the amount set forth next to such dates:

       Ending Date of Rolling Period           Unsecured Interest Coverage Ratio
     ------------------------------------      ---------------------------------

     September 30, 1998 through June 30, 1999           1.50 to 1.0
     September 30, 1999 through June 30, 2000           1.75 to 1.0
     September 30, 2000 through June 30, 2001           2.00 to 1.0
     September 30, 2001                                 1.90 to 1.0
     December 31, 2001                                  1.70 to 1.0
     March 31, 2002                                     1.50 to 1.0
     June 30, 2002                                      1.40 to 1.0
     September 30, 2002                                 1.35 to 1.0
     December 31, 2002                                  1.45 to 1.0
     March 31, 2003                                     1.55 to 1.0
     June 30, 2003                                      1.70 to 1.0
     September 30, 2003                                 1.80 to 1.0
     For any Rolling Period thereafter                  1.90 to 1.0"

          "Section 7.09 Senior Leverage Ratio. The Parent shall not on any date
                        ---------------------
     permit the Senior Leverage Ratio to exceed during the applicable period indicated in the following chart the amount set forth in such chart for such period:

              Applicable Period                         Senior Leverage Ratio
     ----------------------------------                 ---------------------
     prior to October 1, 2001                               4.50 to 1.0
     from October 1, 2001 through December 31, 2001         4.75 to 1.0
     from January 1, 2002 through March 31, 2002            5.50 to 1.0
     from April 1, 2002 through September 30, 2002          5.75 to 1.0
     from October 1, 2002 through December 31, 2002         5.65 to 1.0
     from January 1, 2003 through March 31, 2003            5.30 to 1.0
     from April 1, 2003 through June 30, 2003               5.15 to 1.0
     from July 1, 2003 through September 30, 2003           4.75 to 1.0
     from October 1, 2003 through December 31, 2003         4.50 to 1.0
     On and after January 1, 2004                           4.25 to 1.0"

     11. From and after the Amendment Date, a new Section 7.10 and an additional paragraph is added to the end of Article VII of the Credit Agreement which reads in its entirety as follows:

          "Section 7.10 Senior Unsecured Leverage Ratio. The Parent shall not on
                        -------------------------------
     any date permit the Senior Unsecured Leverage Ratio to exceed during the applicable period indicated in the following chart the amount set forth in such chart for such period:

     Applicable Period                           Senior Unsecured Leverage Ratio
     ---------------------                       -------------------------------

     from October 1, 2001 through March 31, 2002            5.50 to 1.0
     from April 1, 2002 through September 30, 2002          5.80 to 1.0
     from October 1, 2002 through December 31, 2002         5.75 to 1.0
     from January 1, 2003 through March 31, 2003            5.35 to 1.0
     from April 1, 2003 through June 30, 2003               5.25 to 1.0
     from July 1, 2003 through September 30, 2003           4.75 to 1.0
     from October 1, 2003 through December 31, 2003         4.50 to 1.0
     On and after January 1, 2004                           4.25 to 1.0

Until the Status Reset Date occurs in any Fiscal Quarter, with respect to the Leverage Ratio, Senior Leverage Ratio and Senior Unsecured Leverage Ratio tests, the Parent shall remain subject to the applicable ratio limitation for the preceding Fiscal Quarter with the applicable test based upon the EBITDA for the previously reported Rolling Period."

          12. From and after the Amendment Date, a new sentence shall be added at the end of Section 2.01(a) which reads in its entirety as follows:

               "Notwithstanding the foregoing, the sum of (i) the aggregate outstanding principal amount of the Revolving Advances plus (ii) the Letter of Credit Exposure plus (iii) the
                                    ----
     aggregate outstanding principal amount of the Swingline Advances at any time may not exceed the difference of (A) the Base Revolver Limitation Amount minus (B) the aggregate Non-Applied Cash Proceeds.
            -----

     13. From and after the Amendment Date, a new Section 2.04(c) is added to the Credit Agreement which reads in its entirety as follows:

         "(c) Upon the incurrence by the Parent or any of its Subsidiaries of any additional Senior Indebtedness (including any Additional Designated Senior Indebtedness), any Secured Non-Recourse Indebtedness, or any Subordinate Indebtedness after the Fourth Amendment Date which (i) constitutes a Repayment Event and (ii) in the aggregate equals or exceeds $200,000,000, if the aggregate amount of the Lenders' Revolving Commitments have not already been so reduced, then within ten (10) days of the Repayment Event which causes the Borrower to exceed such $200,000,000 threshold the aggregate amount of the Lenders' Revolving Commitments shall be reduced to an amount equal to the Base Revolver Limitation Amount."

     14. From and after the Amendment Date, for purposes of the definition of "Repayment Event" (a) the Leverage Ratio shall be deemed to be greater than 4.5,
(b) the $250,000,000 exception to a Repayment Event contained in clause (b) of the definition of "Repayment Event" shall not be available to Borrower and (c) the number "6.01" in clause (a)(iv) of the definition shall be changed to "6.02".

     15. From and after the Amendment Date, Section 3.02(a)(ii) of the Credit Agreement is amended by adding the phrase ", the Senior Leverage Ratio and the Senior Unsecured Leverage Ratio" after the phrase "Leverage Ratio".

     16. From and after the Amendment Date, Section 4.06 of the Credit Agreement is amended by adding the phrase "Except as disclosed in the Parent's Form 10-Q filed with the Securities and Exchange Commission in October 2001," at the beginning of the second to last sentence.

     17. From and after the Amendment Date, Section 5.11 of the Credit Agreement is amended by deleting the second sentence in Section 5.11 in its entirety.

     18. From and after the Amendment Date, neither the Borrower, the Parent, nor any of their respective Subsidiaries shall be permitted to make any additional Investments under Sections 6.07(c), (d), (e), (f), (g), (h), or (j) of the Credit Agreement except for (a) Capital Expenditures which are otherwise permitted by this Amendment and (b) Investments which in their aggregate do not exceed $10,000,000.

     19. From and after the Amendment Date, neither the Borrower, the Parent, nor any of their respective Subsidiaries shall be permitted to enter into any
(a) Permitted Timeshare Disposition or (b) Permitted Sale/Leaseback Disposition.

     20. From and after the Amendment Date, Section 6.04(a) is amended by adding at the end of such section the phrase, "provided that (A) the limitations set
                                 --------
forth in the preceding clause (i) shall not apply during the Fiscal Quarters ended December 31, 2001 through and including September 30, 2002 and (B) except as provided in the preceding clause (ii), any such cash payments in any Fiscal Quarter shall not exceed the Quarterly Dividend Limitation for such Fiscal Quarter". From and after the Amendment Date, neither the Borrower, the Parent, nor any of their respective Subsidiaries shall be permitted to make any Restricted Payments under Section 6.04(e). From and after the Amendment Date,
Section 6.04 is amended by adding at the end of such section the following paragraph:

     "The Parent shall not declare any cash payments to shareholders unless the Parent believes in good faith that the Parent will be in compliance with the provisions of this Section 6.04 at the time of actual payment of such cash payments. In any Fiscal Quarter in which a Quarterly Dividend Limitation exists which is dependent on the EBITDA of a prior Rolling Period, the Parent shall not pay the cash payments, if any, permitted in such Fiscal Quarter until the EBITDA for the applicable Rolling Period is calculated and Borrower has delivered to the Administrative Agent and the Lenders a certificate dated within five (5) days of the date of the cash payments to shareholders in form and substance reasonably acceptable to the Administrative Agent which sets forth the calculations of the Leverage Ratio as of such date using the EBITDA for the applicable Rolling Period."

     21. From and after the Amendment Date, neither the Borrower, the Parent, nor any of their respective Subsidiaries shall be permitted to make any Capital Expenditures except for (a) Capital Expenditures for emergency repairs which do not exceed $15,000,000 in the aggregate, and (b) other Capital Expenditures which do not in the aggregate for any Fiscal Quarter exceed the limits set forth below:

------------------------------------------------------------------------------------------------------
            Time Period                          Other Capital Expenditure Limitation
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
From October 1, 2001 through and including       $55,000,000
 December 31, 2002
------------------------------------------------------------------------------------------------------
For any Fiscal Quarter thereafter                4.0% of the total revenues of the Parent's and its
                                                 Subsidiaries' Hotel Properties during such Fiscal
                                                 Quarter
------------------------------------------------------------------------------------------------------

     22. From and after the Amendment Date, the Borrower and its Subsidiaries shall be entitled to amend in a manner reasonably acceptable to the Administrative Agent the Approved Master Amendment and any Approved Management Agreement between the Borrower or one of the Borrower's Subsidiaries and OPCO or one of OPCO's Subsidiaries to provide that no default shall be called and no termination right or other remedy shall be exercised by the Borrower or one of the Borrower's Subsidiaries, as applicable, under such agreement because of a shortfall in operating revenue or other economic performance by a Hotel Property during the calendar years 2001 and 2002.

     23. From and after the Amendment Date, Section 6.01 of the Credit Agreement (and the negative pledge covenants contained therein and in any other Credit Document) are amended to provide that neither the Borrower, the Parent, nor any of their respective Subsidiaries shall be permitted to incur (a) any additional Secured Recourse Indebtedness, (b) any additional Secured Non-Recourse Indebtedness except where
(i) no Default or Event of Default then exists and (ii) except for any Secured Non-Recourse Indebtedness incurred in connection with refinancing the existing Secured Non-Recourse Indebtedness for the Atlanta Doubletree, the Secured Non-Recourse Indebtedness is not less than 60% and not greater than 70% of the Market Value of the Hotel Properties securing such Secured Non-Recourse Indebtedness, (c) any additional Permitted Sale/Leaseback Indebtedness, (d) any additional Permitted Timeshare Indebtedness. In addition, from and after the Amendment Date, Section 6.01 of the Credit Agreement is amended by (a) deleting the word "and" at the end of clause (g), (b) deleting the period at the end of clause (h) and replacing such period with the phrase "; and", and (c) by adding a new clause (i) which reads in its entirety as follows:

          "(i) on assets of the Parent and its Subsidiaries approved by the Administrative Agent as additional security for the Obligations which secure Additional Designated Senior Indebtedness (and to the extent securing Additional Designated Senior Indebtedness, such Liens may also secure the Other Existing Senior Indebtedness), provided that such Liens
                                                     --------
     (i) also secure the Obligations on an equal and ratable basis with such Indebtedness, (ii) are not on the existing Collateral or any future capital stock, limited liability company interests and partnership interests in Subsidiaries of the Parent that constitutes Collateral, and (iii) are granted pursuant to documentation (including documentation granting Liens to secure the Obligations on an equal and ratable basis) reasonably acceptable to the Administrative Agent and the Borrower."

     24. From and after the Amendment Date, notwithstanding the definitions of "Secured Non-Recourse Indebtedness", "Secured Recourse Indebtedness" and "Unsecured Indebtedness" to the contrary, any Additional Designated Senior Indebtedness and Other Existing Senior Indebtedness which is secured by Liens on assets of the Parent and its Subsidiaries permitted by the provisions of Section 6.01(i) of the Credit Agreement shall be deemed "Unsecured Indebtedness" for purposes of the financial covenants and other covenants limiting such types of Indebtedness, notwithstanding the granting of the permitted Liens to secure such Additional Designated Senior Indebtedness and Other Existing Senior Indebtedness.

     25. From and after the Amendment Date, Section 6.11 of the Credit Agreement is amended by deleting the period at the end of Section 6.11 and adding the following provisions at the end of such Section 6.11:

     "provided that in connection with the incurrence of Additional Designated
      --------
     Senior Indebtedness of the Parent and its Subsidiaries permitted by the provisions of this Agreement the Parent and its Subsidiaries may enter into such agreements which (x) are in form and substance acceptable to the Administrative Agent in its reasonable discretion, (y) would require the Parent and its Restricted Subsidiaries (as defined in the Indenture for such Additional Designated Senior Indebtedness) to comply with a financial covenant that such Persons' total unencumbered assets to total senior unsecured Indebtedness exceed 150%, provided that the pledging of Liens on Hotel Properties for the equal and ratable benefit of the Obligations, the Additional Designated Senior Indebtedness and the Other Existing Senior Indebtedness would not be prohibited in any way notwithstanding such financial covenant, and (z) would require that assets of the Parent and its Subsidiaries (other than the existing Collateral and any future capital stock, limited liability company interests and partnership interests in Subsidiaries of the Parent that constitutes Collateral) which secure the Obligations or any other Senior Indebtedness of the Parent (excluding (i) existing Secured Recourse Indebtedness [except for the Obligations] and Secured Non-Recourse Indebtedness, (ii) any refinancings thereof, (iii) up to $300,000,000 of other Senior Indebtedness which is either a commercial mortgaged back securities facility or Secured Non-Recourse Indebtedness, and (iv) any other new such Indebtedness permitted under the financial covenants governing such Additional Designated Senior Indebtedness without the granting of Liens to secure such Additional Designated Senior Indebtedness) also secure on an equal and ratable basis such Additional Designated Senior Indebtedness. In connection with the incurrence of Additional Designated Senior Indebtedness of the Parent and its Subsidiaries permitted by the provisions of this Agreement, the Indenture for the Other Existing Senior Indebtedness may be amended in a manner reasonably acceptable to the Administrative Agent to add covenants consistent with the provisions of the preceding clauses (y) and (z). The foregoing provisions shall in no way make effective Sections 4.12 or 4.18 of the Indenture for the Other Existing Senior Indebtedness."

     26. From and after the Amendment Date, the form of Compliance Certificate shall be revised in a manner reasonably acceptable to the Borrower and the Administrative Agent to include the changes to the Credit Agreement set forth in this Amendment, including without limitation, the additional financial covenant and the limitations on Revolving Advances.

     27. The Borrower agrees that notwithstanding anything to the contrary contained in the Credit Agreement, as soon as available, and in any event no later than the last day of the following month after the end of every fiscal month during the Amendment Period, the Borrower shall provide the Administrative Agent (for distribution to the Lenders) liquidity, cash flow and summary operating information for such fiscal month prepared by the Borrower in a form reasonably satisfactory to the Administrative Agent.

     28. This Amendment is limited as specified and shall not constitute a modification, acceptance or amendment of any other provision of the Credit Agreement or any other Credit Document.

     29. Each party hereto represents to the other parties hereto that such party is authorized to execute this Amendment.

     30. The Borrower and the Guarantors represent and warrant to the Lenders and the Agents that:

         a. the representations and warranties contained in this Amendment, and in each Credit Document are true and correct in all material respects as of the Amendment Date except for changes which individually or in the aggregate do not constitute a Material Adverse Change;

         b. no Default or Event of Default exists as of the Amendment Date except for any such Default or Event of Default as is expressly waived or eliminated by this Amendment; and

          c. such Persons have no claims, offsets, or counterclaims with respect to their respective obligations under the Credit Documents as of the Amendment Date.

     31. This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one Amendment. Facsimile signatures will be deemed to be original signatures.

[SIGNATURE PAGE OF FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

     Executed as of the Amendment Date.

                        BORROWER:
                        --------


                        MERISTAR HOSPITALITY OPERATING
                             PARTNERSHIP, L.P.

                        By:  MeriStar Hospitality Corporation, its general
                             partner

                             By:____________________________________________
                             Name:__________________________________________
                             Title:_________________________________________

[SIGNATURE PAGE OF FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                        JOINDER, CONSENT AND RATIFICATION

     The Guarantors join in and consent to the terms and provisions of the attached Amendment and agree that the Environmental Indemnification Agreement and the Guaranty and Contribution Agreement (the "Guaranty") executed by the Guarantors each dated August 3, 1998 remain in full force and effect and that the Guaranteed Obligations (as defined in the Guaranty) include the additional obligations of the Borrower under the attached Amendment.

         This Joinder, Consent and Ratification is dated as of the date of the Amendment.

                                      GUARANTORS:

                                      MERISTAR HOSPITALITY
                                      CORPORATION, a Maryland corporation


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                      MERISTAR LP, INC., a Nevada corporation


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]


                    MERISTAR ACQUISITION COMPANY, L.L.C., a
                    Delaware limited liability company

                    By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member

                          By: MeriStar Hospitality Corporation, its general partner

                                By:_____________________________
                                Name:___________________________
                                Title:__________________________

                    AGH UPREIT LLC, a Delaware limited liability company

                    By:   MeriStar Hospitality Corporation, member

                          By:___________________________________
                          Name:_________________________________
                          Title:________________________________

                    By:   MeriStar Hospitality Operating Partnership, L.P.,
                          member

                          By:   MeriStar Hospitality
                                Corporation, general partner

                                By:____________________________________
                                Name:__________________________________
                                Title:_________________________________

[SIGNATURE PAGE OF FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]


                           MERISTAR SANIBEL INN COMPANY, L.L.C.
                           MERISTAR MARCO ISLAND COMPANY, L.L.C.
                           MERISTAR SAFETY HARBOR COMPANY, L.L.C.
                           MERISTAR SUNDIAL BEACH COMPANY, L.L.C.
                           MERISTAR S.S. PLANTATION COMPANY, L.L.C.
                           MERISTAR SHIRLEY'S PARCEL COMPANY, L.L.C.
                           MERISTAR SEASIDE INN COMPANY, L.L.C.
                           MERISTAR SANIBEL BEACH COMPANY, L.L.C.
                           MERISTAR PLANTATION SHOPPING CENTER
                           COMPANY, L.L.C.
                           MERISTAR SONG OF THE SEA COMPANY, L.L.C.
                           MERISTAR SANIBEL GOLF COMPANY, L.L.C.,
                           MERISTAR HOTEL (CALGARY AIRPORT) LLC
                           MERISTAR HOTEL (SURREY) LLC
                           MERISTAR HOTEL (BURNABY) LLC
                           MERISTAR HOTEL (VANCOUVER) LLC,
                           each of the above being a Delaware limited liability company

                           By: MeriStar Hospitality Operating Partnership, L.P. a Delaware limited partnership, their managing member

                                By: MeriStar Hospitality Corporation,
                                    a Maryland corporation, its general partner

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

[SIGNATURE PAGE OF FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                       EQUISTAR SOMERSET COMPANY, L.L.C.
                       EQUISTAR SCHAUMBURG COMPANY, L.L.C.
                       EQUISTAR BELLEVUE COMPANY, L.L.C.
                       EQUISTAR CLEVELAND COMPANY, L.L.C.
                       EQUISTAR LATHAM COMPANY, L.L.C.
                       EQUISTAR VIRGINIA COMPANY, L.L.C.
                       EQUISTAR BALLSTON COMPANY, L.L.C.
                       EQUISTAR ATLANTA GP COMPANY, L.L.C.
                       EQUISTAR ATLANTA LP COMPANY, L.L.C.
                       EQUISTAR SALT LAKE COMPANY, L.L.C.
                       CAPSTAR CHICAGO COMPANY, L.L.C.
                       CAPSTAR WASHINGTON COMPANY, L.L.C.
                       CAPSTAR C.S. COMPANY, L.L.C.
                       CAPSTAR SAN PEDRO COMPANY, L.L.C.
                       CAPSTAR FRAZER COMPANY, L.L.C.
                       CAPSTAR KC COMPANY, L.L.C.
                       CAPSTAR NATIONAL AIRPORT COMPANY, L.L.C.
                       CAPSTAR GEORGETOWN COMPANY, L.L.C.
                       CAPSTAR JEKYLL COMPANY, L.L.C.
                       CAPSTAR DETROIT AIRPORT COMPANY, L.L.C.
                       CAPSTAR TUCSON COMPANY, L.L.C.
                       CAPSTAR HARTFORD COMPANY, L.L.C.
                       CAPSTAR CROSS KEYS COMPANY, L.L.C.
                       CAPSTAR ROLAND PARK COMPANY, L.L.C.
                       CAPSTAR COLUMBIA COMPANY, L.L.C.
                       CAPSTAR OKLAHOMA CITY COMPANY, L.L.C.
                       CAPSTAR LEXINGTON COMPANY, L.L.C.
                       CAPSTAR MESA COMPANY, L.L.C.
                       CAPSTAR MORRISTOWN COMPANY, L.L.C.
                       CAPSTAR WINDSOR LOCKS COMPANY, L.L.C.
                       CAPSTAR FORRESTAL COMPANY, L.L.C.
                       CAPSTAR LOUISVILLE COMPANY, L.L.C., each of the above being a Delaware limited liability company

                       By: MeriStar Hospitality Operating Partnership, a Delaware limited partnership, member

                            By: MeriStar Hospitality Corporation, its general partner

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

[SIGNATURE PAGE OF FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                          CAPSTAR HOUSTON SW PARTNERS, L.P.
                          CAPSTAR MOCKINGBIRD PARTNERS, L.P.
                          CAPSTAR DALLAS PARTNERS, L.P., each of the above being a Delaware limited partnership

                          CAPSTAR MEDALLION DALLAS PARTNERS, L.P.
                          CAPSTAR MEDALLION AUSTIN PARTNERS, L.P.
                          CAPSTAR MEDALLION HOUSTON PARTNERS, L.P.
                          CAPSTAR MEDALLION MIDLAND PARTNERS, L.P., each of the above being a Delaware limited partnership

                          MERISTAR SANTA BARBARA, L.P.
                          MERISTAR CATHEDRAL CITY, L.P.

                          MERISTAR LAJV, L.P., each of the above being a Delaware limited partnership


                          By: MeriStar Hospitality Operating Partnership, a Delaware limited partnership, general partner

                                By:   MeriStar Hospitality Corporation, its
                                      general partner

                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                                HOTEL COLUMBIA COMPANY, a Maryland general partnership

                                By:  CapStar Columbia Company, a Delaware
                                     limited liability company, partner

                                     By:  MeriStar Hospitality Operating
                                          Partnership, a Delaware limited
                                          partnership, member

                                          By:  MeriStar Hospitality Corporation,
                                               its general partner

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                                By:  CapStar Roland Park Company, L.L.C., a
                                     Delaware limited liability company, partner

                                     By:  MeriStar Hospitality Operating
                                          Partnership, a Delaware limited
                                          partnership, member

                                          By:  MeriStar Hospitality Corporation,
                                               its general partner

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

[SIGNATURE PAGE OF FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]


                                  BCHI ACQUISITION, LLC,
                                  a Delaware limited liability company

                                  By:  AGH UPREIT LLC, member

                                       By:  MeriStar Hospitality
                                            Corporation, member

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                  By:  MeriStar Hospitality Operating
                                       Partnership, L.P., member

                                       By:  MeriStar Hospitality Corporation,
                                            general partner

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                  By:  MeriStar Hospitality Operating
                                       Partnership, L.P., member

                                       By:  MeriStar Hospitality Corporation,
                                            general partner

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

[SIGNATURE PAGE OF FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                           3100 GLENDALE JOINT VENTURE,
                           an Ohio general partnership

                           By:  AGH UPREIT LLC, partner

                                By:  MeriStar Hospitality
                                     Corporation, member

                                     By:________________________________
                                     Name:______________________________
                                     Title:_____________________________

                           By: MeriStar Hospitality Operating Partnership, L.P., member

                                By:  MeriStar Hospitality
                                     Corporation, general partner

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                           By: MeriStar Hospitality Operating Partnership, L.P., partner

                                By:  MeriStar Hospitality
                                     Corporation, general partner

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

[SIGNATURE PAGE OF FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                                 MT. ARLINGTON NEW JERSEY, LLC,
                                 a Delaware limited partnership

                                 MDV LIMITED PARTNERSHIP,
                                 a Texas limited partnership

                                 183 HOTEL ASSOCIATES, LTD.,
                                 a Texas limited partnership

                                 455 MEADOWLANDS ASSOCIATES, LTD.
                                 a Texas limited partnership

                                 MADISON WASHINGTON ASSOCIATES
                                 a Delaware limited partnership

                                 LAKE BUENA VISTA PARTNERS, LTD.,
                                 a Florida limited partnership

                                 COCOA BEACH HOTELS, LTD.,
                                 a Florida limited partnership

                                 DURHAM I-85 LIMITED PARTNERSHIP,
                                 a Delaware limited partnership

                                 By:  AGH UPREIT LLC, general partner

                                      By:  MeriStar Hospitality Corporation,
                                           member

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                      By:  MeriStar Hospitality Operating
                                           Partnership, L.P., member

                                           By:  MeriStar Hospitality
                                                Corporation, general partner

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

[SIGNATURE PAGE OF FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

                            75 ARLINGTON HEIGHTS LIMITED PARTNERSHIP, L.P., a Delaware limited partnership

                            By: AGH 75 Arlington Heights LLC, a Delaware limited liability company, general partner

                                 By:   MeriStar Hospitality Operating
                                       Partnership, L.P., member

                                       By: MeriStar Hospitality
                                           Corporation, general partner

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                            AGH 75 ARLINGTON HEIGHTS LLC, a Delaware limited liability company

                            By: MeriStar Hospitality Operating Partnership, a Delaware limited partnership, member

                                 By:   MeriStar Hospitality Corporation, its
                                       general partner

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                            AGH PSS I, INC., a Delaware corporation

                            By:______________________________________
                            Name:____________________________________
                            Title:___________________________________

                            MERISTAR HOTEL LESSEE, INC., a Delaware corporation

                            By:______________________________________
                            Name:____________________________________
                            Title:___________________________________

[SIGNATURE PAGE OF FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]



                           SOCIETE GENERALE, SOUTHWEST
                           AGENCY, individually and as Arranger
                           and Administrative Agent



                           By:_________________________________________________
                           Name:_______________________________________________
                           Title:______________________________________________

[SIGNATURE PAGE OF FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]


                            BANKERS TRUST COMPANY, individually and as Arranger and Syndication Agent


                            By:_________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

[SIGNATURE PAGE OF FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]


                               WELLS FARGO BANK, NATIONAL
                               ASSOCIATION, individually and as
                               Documentation Agent


                               By:______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________

[SIGNATURE PAGE OF FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]


                            LEHMAN COMMERCIAL PAPER INC.,
                            individually and as Arranger and
                            Documentation Agent


                            By:_________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

[SIGNATURE PAGE OF FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]


                            LENDER:


                            ________________________________________________


                            By:_________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________